UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2024

PROFESSIONAL DIVERSITY NETWORK, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35824	80-0900177
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 E. Monroe Street, Suite 2120, Chicago, Illinois 60603
(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 614-0950

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	IPDN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On December 5, 2024, Professional Diversity Network, Inc. (the “Company”) entered into a Profit Participation Agreement (the “PPA”) with Koala Malta Limited, a private limited liability company registered under the laws of Malta (the “Seller”). A copy of the Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K, and the terms of the PPA are incorporated by reference herein.

The closing of the PPA (the “Closing”) occurred simultaneously with its execution. At the Closing, the Company purchased a 6% right in QBSG Limited (the “Target”, previously Koala Crypto Limited) to receive all distributions and dividends which may be declared and/or distributed by the Target on an annual basis in terms of applicable law, along with all rights, title, and interest from the Seller. The consideration of the Profit Participation is $1,200,000, including $700,000 cash and $500,000 value of the Company’s common stocks, or a total of 1,136,363 shares at a price of $0.44 per share. In addition to the 9% share purchase from the Seller in September 2022, the Company now owns the right to receive 15% of all distributions and dividends by the Target.

The PPA contains representations, warranties, and covenants customary for a transaction of this nature, as well as certain indemnification obligations of the parties thereto for breaches of representations, warranties, and covenants. The foregoing summary description of the PPA and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the PPA, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, the terms of which are incorporated by reference herein.

At the Closing, the Company, the Seller and the Target also revised the Shareholders’ Agreement originally executed on September 27, 2022, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K. The Target shall, in each fiscal year, distribute by way of dividends at least 50% of the profits available after taxation as shown by the audited accounts.

Item 3.02 Unregistered Sales of Equity Securities

Information disclosed in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference.

The issuance of the Consideration Shares was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to one or more exemptions from such requirements, including Regulation D and/or Regulation S promulgated under the Securities Act. The Consideration Shares sold are restricted securities and the certificates representing the Consideration Shares will be affixed with a standard restrictive legend, which states that the Consideration Shares cannot be sold without registration under the Securities Act or an exemption therefrom.

Item 7.01. Regulation FD Disclosure

On December 10, 2024, the Company issued a press release announcing the Transaction, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Profit Participation Agreement, dated December 5, 2024
10.2	Stock Purchase Agreement, dated December 5, 2024
99.1	Press Release, dated December 10, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Professional Diversity Network, Inc.

Date: December 10, 2024	/s/ Adam He
Adam He, Chief Executive Officer